Exhibit 10.34

TERMINATION OF EMPLOYMENT AGREEMENT

This AGREEMENT (the “Agreement”) is dated as of July 29, 2013 (the “Effective Date”) between ARISTA POWER, INC., a New York corporation (the “Company”), and Mr. Mark Matthews (the “Executive”).

R E C I T A L S:

WHEREAS, the Company and the Executive entered into an Employment Agreement on December 17, 2009 (the “Employment Agreement”);

WHEREAS, the Company and the Executive each desires to terminate the Employment Agreement on the terms and conditions set forth herein.

P R O V I S I O N S:

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the parties agree as follows:

1.   Termination of Employment Agreement.  The Employment Agreement is hereby terminated effective as of the Effective Date, and neither party hereto shall have any duty, liability or obligation to the other party or otherwise pursuant to the Employment Agreement as of the Effective Date.  The Executive hereby acknowledges that he is an at-will employee as of the Effective Date.

2.            Miscellaneous.

(a)           This Agreement:

(i)           shall constitute the entire agreement between the parties hereto and supersedes all prior agreements, written or oral, concerning the subject matter herein between the Company and the Executive and there are no oral understandings, statements or stipulations bearing upon the effect of this Agreement which have not been incorporated herein;

(ii)           may be modified or amended only by a written instrument signed by each of the parties hereto;

(iii)           shall bind and inure to the benefit of the parties hereto and their respective heirs, successors and assigns;

(iv)           may not be assigned by either party without a written agreement signed by all parties hereto.  Any assignment not signed by all parties is null and void; and

(b)           This Agreement shall be construed in accordance with and governed by the laws of the State of New York without reference to conflict of laws principles.  Any litigation involving this Agreement shall be adjudicated in a court with jurisdiction located in Monroe County, New York and the parties irrevocably consent to the personal jurisdiction and venue of such court.

(c)           THE PARTIES ACKNOWLEDGE THAT THE EXECUTIVE AND THE COMPANY HAVE EACH BEEN ADVISED THAT IT IS IMPORTANT FOR EACH OF THEM TO SEEK SEPARATE LEGAL ADVISE AND REPRESENTATION IN THIS MATTER.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first above written.

ARISTA POWER, INC.

By:	/s/ William Schmitz
Name: William A. Schmitz
Title: Chief Executive Officer

/s/ Mark Matthews
Mark Matthews